Exhibit 32.2

CERTIFICATION

I, Nancy C. Broadbent, Senior Vice President and Chief Financial Officer, of Orthovita, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) The quarterly report on Form 10-Q of the Company for the period ended March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NANCY C. BROADBENT
Nancy C. Broadbent
Senior Vice President and Chief Financial Officer
May 4, 2011

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